OTHER LIABILITIES	12 Months Ended
Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
OTHER LIABILITIES
OTHER LIABILITIES
An analysis of other liabilities is as follows:

	At December 31,
	2017	2016
	(€ thousand)
Deferred income	274,186	273,069
Advances and security deposits	167,293	229,975
Accrued expenses	77,024	61,403
Payables to personnel	38,488	36,843
Social security payables	20,553	18,559
Other	42,806	36,426
Total other liabilities	620,350	656,275

Deferred income primarily includes amounts received under the scheduled maintenance program of €173,646 thousand at December 31, 2017 and €155,121 thousand at December 31, 2016, which are deferred and recognized as net revenues over the length of the maintenance program term. Deferred income also includes amounts collected under various other agreements, which are dependent upon the future performance of a service or other act of the Group.
Advances and security deposits at December 31, 2017 and at December 31, 2016 primarily include advances received from clients for the purchase of special series, limited edition and supercars. Upon shipment of such cars, the advances are recognized as revenue. The decrease in 2017 primarily related to a reduction in advances received for the LaFerrari Aperta, which was partially offset by advances received for the Ferrari J50.
An analysis of other liabilities (excluding accrued expenses and deferred income) by due date is as follows:

	At December 31,
	2017				2016
	Due within one year	Due between one and five years	Due beyond five years	Total	Due within one year	Due between one and five years	Due beyond five years	Total
	(€ thousand)
Total other liabilities (excluding accrued expenses and deferred income)	264,380	4,760	—	269,140	309,864	4,913	7,026	321,803